UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2020

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

2020 Private Placement

As previously disclosed in a Current Report on Form 8-K filed by NeuroOne Medical Technologies Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 1, 2020 (the “Initial Form 8-K”), on April 30, 2020, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Subscribers”), pursuant to which the Company, in a private placement (the “2020 Private Placement”), agreed to issue and sell to the Subscribers 13% convertible promissory notes (each, a “2020 Note” and collectively, the “2020 Notes”) and warrants (each, a “Warrant” and collectively, the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Initial Form 8-K.

Between June 5, 2020 and June 30, 2020, the Company entered into Subscription Agreements with 36 additional Subscribers, and issued 2020 Notes in an aggregate of $1,656,100 and Warrants exercisable for 442,807 shares of Common Stock to such Subscribers. As of the closing on June 30, 2020, the Company had issued 2020 Notes in an aggregate principal amount of $5,122,700, and Warrants exercisable for 1,369,706 shares of Common Stock in connection with all closings of the 2020 Private Placement.

In connection with the 2020 Private Placement, Paulson Investment Company, LLC (“Paulson”) will receive a cash commission equal to 12% of the gross proceeds from the sale of the 2020 Notes, and at the final closing of the 2020 Private Placement, the Broker will receive 7-year warrants to purchase an amount of Common Stock equal to 15% of the total gross proceeds received by the Company in the 2020 Private Placement, divided by 1.87 (the “Broker Warrants”). The Broker Warrants will have an exercise price equal to $1.87.

Conversion of 2020 Notes

Between June 8, 2020 and June 30, 2020, certain Subscribers elected to convert $1,369,008.85 of the outstanding principal and interest of such Subscribers’ 2020 Notes into 1,536,489 shares of Common Stock (the “2020 Conversion Shares”). As of June 30, 2020, Subscribers in the 2020 Private Placement have elected to convert a total of $1,870,839.01 of the outstanding principal and interest of the 2020 Notes into 2,034,343 shares of Common Stock.

Conversion of 2019 Notes

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on November 7, 2019, the Company entered into a subscription agreement with certain accredited investors (the “2019 Subscribers”), pursuant to which the Company, in a private placement, agreed to issue and sell to the 2019 Subscribers 13% convertible promissory notes (each, as amended from time to time, a “2019 Note” and collectively, the “2019 Notes”) and warrants to purchase shares of the Company’s Common Stock.

On June 25, 2020, one 2019 Subscriber elected to convert $53,737.50 of the outstanding principal and interest of the his 2019 Note into 61,027 shares of Common Stock (the “2019 Conversion Shares” and, together with the 2020 Conversion Shares, the “Conversion Shares”). As of June 30, 2020, 2019 Subscribers have elected to convert a total of $2,687,017.58 of the outstanding principal and interest of the 2019 Notes into 2,115,272 shares of Common Stock.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities.

Pursuant to the 2020 Private Placement described in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company has agreed to sell the 2020 Notes and the Warrants issued in the 2020 Private Placement to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers.  The net proceeds to the Company from the 2020 Private Placement will be used for general working capital.  The 2020 Notes, Warrants and Broker Warrants have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Additionally, as described more fully in Item 1.01, the Company issued Conversion Shares to certain Subscribers, who are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company is relying on this exemption from registration based in part on representations made by the Subscribers. The Conversion Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the 2020 Notes, Warrants, Broker Warrants, Conversion Shares, shares of Common Stock or any other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1*	Form of Note
4.2*	Form of Warrant
10.1*	Form of Subscription Agreement

* Incorporated by reference to our Current Report on Form 8-K filed with the SEC on May 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION
Dated: July 2, 2020
	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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